1 LIMITED RECOURSE GUARANTEE AND SECURITY AGREEMENT This LIMITED RECOURSE GUARANTEE AND SECURITY AGREEMENT (this “Guarantee”), dated as of September 19, 2023, is made by Skinny Labs, Inc., a Delaware corporation (d/b/a “SPIN”) ( “Skinny Labs”) and Bird Global Inc., a Delaware corporation (“Parent”, and together with Skinny Labs, each, a “Guarantor” and collectively, the “Guarantors”), in favor of Tier Mobility SE, a company incorporated in Germany with registered number HRB 236551 B (the “Seller”) pursuant to the Stock Purchase Agreement (as defined below). RECITALS 1. Bird Global, Inc., a Delaware corporation, Bird Rides, Inc., a Delaware corporation (the “Acquiror”), the Guarantor and the Seller have entered into a Stock Purchase Agreement dated as of September 19, 2023 (the “Stock Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement. 2. Pursuant to the Stock Purchase Agreement, the Acquiror, as issuer, has issued to the Seller a secured promissory note dated the date hereof (the “Note”), which is the “VTB Note” as defined in the Stock Purchase Agreement. 3. Under the Stock Purchase Agreement and the Note, the Guarantors are required to deliver to the Seller a limited recourse guarantee and security agreement duly executed by the Guarantors, and this Guarantee is being delivered in satisfaction of such requirement. 4. The Guarantors, affiliates of the Acquiror, derive substantial direct and indirect benefits from the transactions contemplated by the Stock Purchase Agreement. GUARANTEE As an inducement to the Seller to enter into the Stock Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows: 1. Guarantee. Subject to Section 2 below, each Guarantor hereby jointly and severally with the other Guarantor unconditionally and irrevocably guarantees to the Seller and its successors and permitted assigns the punctual and complete payment of all amounts due and payable (including any interest, fees, costs or charges that would accrue but for the provisions of (i) Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other debtor relief laws) and performance of all other obligations (now or hereafter arising, whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) by the Aquiror under the Note, including any future increases in the amount thereof (the “Guaranteed Obligations”), provided that, notwithstanding anything to the contrary hereunder, the Guaranteed Obligations of the Guarantors shall be limited to an aggregate amount equal to the largest amount that would not render this Guarantee subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of applicable law. Subject to Section 2 below, each Guarantor hereby agrees that if Execution Version

2 Acquiror shall fail to pay in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by required prepayment, declaration, demand, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each Guarantor hereby expressly waives (to the fullest extent permitted by law) diligence, presentment, demand of payment or performance, notices of nonpayment or nonperformance, notices of protest, notices of dishonor and, to the extent permitted by law, all notices whatsoever, and any requirement that the Seller exhaust any right, power or remedy or proceed against the Acquiror under the Note, if any, or any other agreement or instrument referred to therein, or against the other Guarantor or any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. Each Guarantor and the Acquiror waive, to the extent permitted by law, any and all notices of the creation, renewal, extension waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Seller upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealing between the Acquiror and the Seller shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any legal disability or other defense of the Acquiror or the other Guarantor or any other guarantor, or the cessation or limitation of the indebtedness of the Acquiror from any cause other than indefeasible payment in full in cash of the Guaranteed Obligations; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Acquiror; (c) any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal or which reduces a surety’s or guarantor’s obligations in proportion to the principal obligation; (d) any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Seller; (f) any fact or circumstance related to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of such Guarantor under this Agreement; and (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash. The obligations of each Guarantor under this Section 1 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Acquiror in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The guarantee in this Section 1 is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising.

3 In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 1 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Acquiror or any other person, be automatically limited and reduced to the highest amount (after giving effect to the liability under this Guarantee, but before giving effect to any other guarantee) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. 2. Limited Recourse. Notwithstanding anything herein to the contrary: (a) the Seller’s recourse against Skinny Labs under this Guarantee shall be limited solely to the Collateral and any amounts received or receivable pursuant to any realization on the Collateral hereunder. The Seller shall not under any circumstances, have any right to any other payment from Skinny Labs, and no assets of Skinny Labs, other than the Collateral, shall be subject to any claims of the Seller with respect to this Guarantee; and (b) the Seller shall not be entitled to, and shall not, (i) sue or commence or join any action or proceeding against Skinny Labs to recover any sum owing by it pursuant to this Guarantee unless such suit, action or proceeding is necessary to permit the Seller to realize upon the Collateral and (ii) commence or join any action or proceeding in respect of bankruptcy, liquidation, insolvency, receivership or similar proceedings in respect of Skinny Labs, other than to enter a proof of claim in a bankruptcy proceeding against Skinny Labs. 3. Security Interest. (a) As security for the indefeasible payment and performance in full by the Guarantors of all the Guaranteed Obligations, Skinny Labs (in such capacity, the “Grantor”) hereby grants to the Seller, a first priority lien on and continuing security interest in, all of the Grantor’s right, title and interest in, to and under all of the following (collectively, the “Collateral”): (i) the licenses and permits set out in Schedule A hereto (the “Existing Licenses”), and all licenses and permits replacing, renewing or extending the Existing Licenses (such licenses and permits, the “New Licenses”); and (ii) all proceeds and products of, and all amounts received or receivable under any or all of, the foregoing licenses and permits. Subject to Section 2, the Seller shall have, with respect to all the Collateral, and in addition to all the other rights and remedies available to the Seller all the rights and remedies of a secured party under any applicable UCC.

4 (b) The Grantor hereby irrevocably authorizes the Seller at any time and from time to time to perfect the Seller’s security interest in the Collateral by filing or authorizing the filing of, UCC-1 financing statements naming the Seller as secured party and describing the Collateral in a manner agreed between the Seller and the Grantor, acting reasonably. The Grantor shall not be required to give any notice to or obtain any consent from any of the municipalities, campuses, authorities or other persons (the “Contracting Parties”) which have issued any of the licenses, permits or other Collateral. (c) The Grantor agrees that at the sole cost and expense of the Grantor, (i) the Grantor will take such actions reasonably requested by the Seller to maintain the security interest created by this Guarantee as a valid, enforceable (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally or by general principles of equity), perfected first priority security interest, and shall defend such security interest in the Collateral against the claims and demands of all persons, (ii) at any time and from time to time, upon written request of the Seller, the Grantor shall promptly and duly execute and deliver, and filed and have recorded, such further instruments and documents and take such further actions as the Seller may reasonably request for the purpose of perfecting, continuing or enforcing its security interest in the Collateral granted hereunder and (iii) concurrently with entry into any New License, the Grantor shall notify the Seller thereof and shall deliver an updated Schedule A to this Agreement. (d) Upon the occurrence of an Event of Default (as defined in the Note), which is continuing, the Seller shall have, in addition to the rights and remedies which it may have under this Guarantee and the Note, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative. The Seller shall not, prior to occurrence of an Event of Default (as defined in the Note), which is continuing, communicate directly or indirectly with any Contracting Party and, without limiting the generality of the foregoing, the Seller shall not give any notice to or request any consent from any such Contracting Party prior to the occurrence of an Event of Default (as defined in the Note), which is continuing. (e) To the maximum extent permitted by applicable law, the Grantor hereby waives demand, notice, protest, notice of acceptance of this Guarantee, notice of credit extensions under the Note, Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description. The Seller shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Guaranteed Obligations or any of them or resort to such collateral security or other assurances of payment in any particular order. To the maximum extent permitted by applicable law, the Grantor hereby agrees that it will not invoke any legal requirement relating to the marshalling of collateral and hereby irrevocably waives the benefits of all such legal requirements. (f) No failure on the part of the Seller to exercise, no course of dealing with respect to, and no delay on the part of the Seller in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise

5 of any other right, power or remedy; nor shall the Seller be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by applicable law, in equity or otherwise. (g) Upon the indefeasible repayment in full in cash of the Note, this Guarantee and the Collateral shall be automatically released from the liens and security created hereby, and this Guarantee and all obligations of the Guarantors shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. Upon the effectiveness of any written consent of the Seller to the release of the liens and security granted hereby on any Collateral, the Seller’s lien and security on such Collateral shall be automatically released, and all rights therein shall revert to the Grantor. Promptly following written request therefor by the Grantor delivered to the Seller following any such termination or release, and at the sole cost and expense of the Grantor, the Seller shall execute and deliver to, and authorize the filing by, the Grantor all financing statement amendments or termination statements and such other documents as the Grantor shall reasonably request to evidence such termination or release and the Seller shall promptly deliver to the Grantor all applicable Collateral in its possession. 4. VTB Security. This Guarantee is the “VTB Security” as defined in the Stock Purchase Agreement. 5. Notices. All notices and other communications hereunder shall be in writing and shall be given in accordance with the terms of the Stock Purchase Agreement. 6. Expenses. Except as expressly set forth in the Stock Purchase Agreement, all costs and expenses incurred in connection with the negotiation and preparation of this Guarantee shall be paid by the party incurring such costs and expenses. 7. Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Guarantee will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware. The parties hereby irrevocably submit to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, the Superior Court of the State of Delaware, or the United States District Court for the District of Delaware) over all claims, disputes or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Guarantee or the negotiation, execution or performance of this Guarantee (including any claim, dispute or cause of action, whether in contract or tort or otherwise, based upon, arising out of or related to any representation or warranty made in or in connection with this Guarantee, or as an inducement to enter into this Guarantee) and each party hereby irrevocably agrees that all suits, actions and proceedings in respect of any such claim, dispute or cause of action, or any suit, action or proceeding related thereto (whether in contract or tort or otherwise) shall be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such court or any defense of

6 inconvenient forum for the maintenance of any such suit, action or proceeding. Each of the parties agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. Each of the parties hereby consents to process being served by any party to this Guarantee in any suit, action or proceeding by the delivery of a copy thereof in accordance with the provisions of the Stock Purchase Agreement. 8. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF. 9. Entire Agreement. This Guarantee, the Note, the Stock Purchase Agreement and the other Transaction Agreements, including the Disclosure Schedules and all the exhibits attached hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. 10. Conflicts. This Guarantee is made subject to and in accordance with the terms of the Stock Purchase Agreement and the Note. In the event of any conflict or inconsistency between the terms of this Guarantee and the terms of the Stock Purchase Agreement or the Note, as the case may be, terms of the Stock Purchase Agreement or the Note, as the case may be, shall prevail. 11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Seller, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. 12. Severability. If any term or provision of this Guarantee is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Guarantee or invalidate or render unenforceable such term or provision in any other jurisdiction. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Limited Recourse Guarantee and Security Agreement] IN WITNESS WHEREOF, the parties have each caused this Guarantee to be executed by its duly authorized representatives or officers. SKINNY LABS, INC. By: Name: Title BIRD GLOBAL INC. By: Name: Title Stewart Lyons President Stewart Lyons President /s/ Stewart Lyons /s/ Stewart Lyons

[Signature Page to Limited Recourse Guarantee and Security Agreement] IN WITNESS WHEREOF, the parties have each caused this Guarantee to be executed by its duly authorized representatives or officers. TIER MOBILITY SE By: Name: Lawrence Leuschner Title: Chief Executive Officer /s/ Lawrence Leuschner